INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
Intangible assets and goodwill
Intangible assets with indefinite lives
Intangible assets with indefinite lives acquired through business combination transactions are measured at fair value at the date of acquisition. These assets are not subject to amortisation but are tested for impairment annually at the CGU level or more frequently if facts and circumstances indicate an impairment may exist. In addition to the annual impairment test, the assessment of indefinite lives is also reviewed annually.
Franchise intangible assets
The Group’s bottling agreements contain performance requirements and convey the rights to distribute and sell products within specified territories. The Group’s agreements with TCCC for each of its territories have terms of 10 years and expire on 28 May 2026, with each containing the right for the Group to request a 10 year renewal. While these agreements contain no automatic right of renewal beyond that date, the Group believes that its interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewal ensure that these agreements will continue to be renewed and, therefore, are essentially perpetual. The Group has never had a bottling agreement with TCCC terminated due to non-performance of the terms of the agreement or due to a decision by TCCC to terminate an agreement at the expiration of a term. After evaluating the contractual provisions of bottling agreements, the Group’s mutually beneficial relationship with TCCC and history of renewals, indefinite lives have been assigned to all of the Group’s franchise intangible assets.
Goodwill
Goodwill is initially measured as the excess of the total consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed in a business combination. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement as a bargain purchase. Goodwill is not subject to amortisation. It is tested annually for impairment at the CGU level or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill acquired in a business combination is allocated to the CGU that is expected to benefit from the synergies of the combination irrespective of whether a CGU is part of the business combination.
Intangible assets with finite lives
Intangible assets with finite lives are measured at cost of acquisition or production and are amortised using the straight-line method over their respective estimated useful lives. Finite lived intangible assets are assessed for impairment whenever there is an indication that they may be impaired. The amortisation period and method are reviewed annually.
Internally generated software
The Group capitalises certain development costs associated with internally developed software, including external direct costs of materials and services and payroll costs for employees devoting time to a software project and any such software acquired as part of a business combination. Development expenditure is recognised as an intangible asset only after its technical feasibility and commercial viability can be demonstrated. When capitalised software is not integral to related hardware it is treated as an intangible asset; otherwise it is included within property, plant and equipment. The estimated useful life of capitalised software is between five and seven years. Amortisation expense for capitalised software is included within administrative expenses and was €54 million, €44 million and €43 million for the years ended 31 December 2020, 31 December 2019 and 31 December 2018, respectively.
Customer relationships
The Group acquired certain customer relationships in connection with the acquisitions of the Norway and Sweden bottling operations from TCCC in 2010 and the Merger with CCIP and CCEG in 2016. These customer relationships were recorded at their fair values on the date of acquisition, and they are amortised over an estimated economic life of 20 years. The fair values were determined using a “with and without” valuation technique, which compares the revenues with all assets of the business in place, to a “without” scenario, which assumes the customer relationship asset and related revenues do not exist and must be rebuilt over time. Amortisation expense for these assets is included within administrative expenses and was €8 million, €8 million and €8 million for the years ended 31 December 2020, 31 December 2019 and 31 December 2018, respectively.
Balances and movements in intangible assets and goodwill
The following table summarises the movements in the carrying amounts of intangible assets and goodwill for the periods presented:

	Franchise intangible	Software	Customer relationships	Assets under construction	Total intangibles	Goodwill
	€ million	€ million	€ million	€ million	€ million	€ million
Cost:
As at 31 December 2018	8,084	300	162	52	8,598	2,518
Additions	1	30	—	64	95	—
Disposals	—	(14)	(1)	—	(15)	—
Transfers and reclassifications	—	12	—	(12)	—	—
Currency translation adjustments	80	5	—	—	85	2
As at 31 December 2019	8,165	333	161	104	8,763	2,520
Additions	—	34	—	26	60	—
Disposals	—	(34)	—	—	(34)	—
Transfers and reclassifications	—	61	—	(61)	—	—
Currency translation adjustments	(87)	(12)	—	—	(99)	(3)
As at 31 December 2020	8,078	382	161	69	8,690	2,517
Accumulated amortisation:
As at 31 December 2018	—	(187)	(27)	—	(214)	—
Amortisation expense	—	(44)	(8)	—	(52)	—
Disposals	—	13	1	—	14	—
Currency translation adjustments	—	(4)	(1)	—	(5)	—
As at 31 December 2019	—	(222)	(35)	—	(257)	—
Amortisation expense	—	(54)	(8)	—	(62)	—
Disposals	—	34	—	—	34	—
Currency translation adjustments	—	9	—	—	9	—
As at 31 December 2020	—	(233)	(43)	—	(276)	—
Net book value:
As at 31 December 2018	8,084	113	135	52	8,384	2,518
As at 31 December 2019	8,165	111	126	104	8,506	2,520
As at 31 December 2020	8,078	149	118	69	8,414	2,517
Impairment testing
Each CGU is tested for impairment annually in the fourth quarter or whenever there is an indication of impairment. The recoverable amount of each CGU is determined through a value in use calculation. To determine value in use for a CGU, estimated future cash flows are discounted to their present values using a pre-tax discount rate reflective of the current market conditions and risks specific to each CGU. If the carrying value of a CGU exceeds its recoverable amount, the carrying value of the CGU is reduced to its recoverable amount and impairment charges are recognised immediately within the consolidated income statement. Impairment charges other than those related to goodwill may be reversed in future periods if a subsequent test indicates that the recoverable amount has increased. Such recoveries may not exceed a CGU’s original carrying value less any depreciation that would have been recognised if no impairment charges were previously recorded.
The Group’s CGUs are based on geography and generally represent the individual territories in which the Group operates. For the purposes of allocating intangibles, each franchise intangible asset is allocated to the geographic region to which the agreement relates and goodwill is allocated to each of the CGUs expected to benefit from a business combination, irrespective of whether other assets and liabilities of the acquired businesses are assigned to the CGUs. The following table identifies the carrying value of goodwill and indefinite-lived intangible assets attributable to each significant CGU of the Group. In addition to the significant CGUs of the Group, as at 31 December 2020 the Group had other CGUs with total franchise intangible assets of €1,105 million and goodwill of €294 million.

	31 December 2020		31 December 2019
	Franchise intangible	Goodwill	Franchise intangible	Goodwill
Cash generating unit	€ million	€ million	€ million	€ million
Iberia	4,289	1,275	4,289	1,275
Great Britain	1,624	200	1,716	200
Germany	1,060	748	1,060	748
The recoverable amounts of each CGU were determined through a value in use calculation, which uses cash flow projections for a five year period. The key assumptions used in projecting these cash flows were as follows:
•Growth rate and operating margins: Cash flows were projected over five years to reflect the expected recovery in operating margins to pre COVID-19 levels. Projected cash flows for the first year were based on management’s best estimate of the extent and duration of COVID-19 and its impact on operations, expected government response measures regarding restrictions on trading in the away from home channel and movement of people. Cash flows for years two through four were projected based on expectations of the Group’s ability to return to pre COVID-19 growth levels based on past experience and external sources of information. Cash flows for the fifth year and beyond were projected using a long-term terminal growth rate of 2%.
•Discount rate: A weighted average cost of capital was applied specific to each CGU as a hurdle rate to discount cash flows. The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The following table summarises the pre-tax discount rate attributable to each significant CGU.

	31 December 2020	31 December 2019
	Pre-tax discount rate	Pre-tax discount rate
Cash generating unit	%	%
Iberia	9	9
Great Britain	9	10
Germany	9	9
The Group did not record any impairment charges as a result of the tests conducted in 2020 and 2019.
The Group’s Great Britain CGU continues to have substantial headroom when comparing the estimated value in use calculation of the CGU versus the CGU’s carrying value.
For the Group’s Iberia and Germany CGUs, the headroom in the 2020 impairment analysis was approximately 25% (2019: 50%) and 90% (2019: 110%) of carrying value, respectively. These CGUs continue to have the lowest relative headroom due to the fact that the net assets of Iberia and Germany were subject to acquisition accounting and fair valued based upon operating plans and macroeconomic conditions present at the time of the Merger in 2016.
For the Germany CGU, the Group estimates that a 5.0% reduction in terminal growth rate or a 4.0% increase in the discount rate, each in isolation, would eliminate existing headroom.
Iberia CGU sensitivity
The headroom reduction since 2019 has been most significant for the Iberia CGU given the significant exposure to the away from home channel and lower tourism during 2020. Whilst we expect the impact of COVID-19 to be temporary and for the Iberia CGU to return to pre COVID-19 profitability levels in the near term, should operating results or macroeconomic conditions deteriorate versus those utilised in the value in use calculation, including those estimates regarding the severity and duration of potential further restrictions, structural market or channel changes, scale and pace of market recovery, or discount rates, an impairment charge for these assets could arise in the future.
The calculation of value in use is most sensitive to the discount rate and long-term terminal growth rate assumptions. For the Iberia CGU, the Group estimates that a 1.6% reduction in the terminal growth rate or a meaningful reduction in the long-term operating margin for the CGU, each in isolation, would eliminate headroom. In considering these sensitivities, the Group estimates that the Spanish economy would need to experience a significant period of prolonged restrictions along with longer-term structural changes in the away from home market for either of them to materialise. Headroom would also be eliminated if the discount rate increased by more than 1.2%.